SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (date of earliest event reported): March 9, 2001

                              GEOWORKS CORPORATION
             (Exact name of registrant as specified in its charter)


        Delaware                000-23926                   94-2920371
    (State or other     (Commission File Number)   (IRS Employer Identification
    jurisdiction of                                          Number)
     incorporation)


  960 Atlantic Avenue, Alameda, California                    94501
  (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (510) 814-1660

Items 1-4.  Not Applicable.

Item 5.  Other Events.

     On March 9, 2001, Geoworks Corporation, a Delaware corporation (the "Registrant"), issued a news release which announced that the Registrant had entered into a Rights Agreement dated March 9, 2001 between the Registrant and Mellon Investor Services, LLC, as Rights Agent (the "Rights Agreement"). Record holders as of the close of trading on March 9, 2001 received a dividend of one Right for each one share of common stock held.

     Presently, the Rights are represented by the same certificates that represent the common stock and do not trade separately. Triggering events that may cause the Rights to trade separately and be exercisable include acquisitions of 15% of more of the common stock then outstanding. The Rights Agreement, the Certificate of Designation of Series A Junior Participating Preferred Stock, the form of notice sent to the Registrant's stockholders, and the Registrant's news release concerning the Rights Agreement are incorporated in this filing by reference.

     The Rights Agreement may have an anti-takeover effect. An acquisition of the Registrant could result in stockholders receiving a premium price for their shares, and anti-takeover measures may have an adverse effect on the possibility of such an acquisition.

     The Registrant's Common Stock is traded on the Nasdaq National Market under the symbol "GWRX".

     The foregoing description of the Rights is qualified by reference to the Rights Agreement and its exhibits.

Item 6.  Not Applicable.

Item 7.  Exhibits.

     3.1 Certificate of Designation of Series A Junior Participating Preferred Stock, par value $.001 per share, of the registrant. (1)

     3.2  Legend on Common Stock certificates regarding Rights Agreement. (1)

     4.1 Rights Agreement dated March 9, 2001 between the registrant and Mellon Investor Services, LLC, as Rights Agent, and the exhibits thereto. (1)

     20.1 Letter to Stockholders dated March 12, 2001 and attached Summary of Shareholder Rights Plan. (1)

     99.1 News Release dated March 9, 2000. (1)

 -------------

     (1) Filed by the Registrant as a like-numbered exhibit with the Registration Statement on Form 8-A filed March 12, 2001.



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

Item 8. Not Applicable.

Item 9. Not Applicable.




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 12, 2001      Geoworks Corporation


                           By:  /s/ Timothy Toppin
                               --------------------------------------
                                Timothy Toppin
                                Chief Financial Officer
                                (Duly Authorized Officer and Principal
                                Financial Officer)




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

EXHIBIT INDEX

Exhibit No.   Description

     3.1 Certificate of Designation of Series A Junior Participating Preferred Stock, par value $.001 per share, of the registrant.

     3.2      Legend on Common Stock certificates regarding Rights Agreement.

     4.1 Rights Agreement dated March 9, 2001 between the registrant and Mellon Investor Services, LLC, as Rights Agent, and the exhibits thereto.

     20.1 Letter to Stockholders dated March 12, 2001 and attached Summary of Shareholder Rights Plan.

     99.1     News Release dated March 9, 2001.




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